SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 19, 2005
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                            AEP TEXAS CENTRAL COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Texas
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                (State or Other Jurisdiction of Incorporation)

         1-346                                           74-0550600
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(Commission File Number)                       (IRS Employer Identification No.)


1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01.  Completion of Acquisition or Disposition of Assets

      On May 19, 2005, AEP Texas Central Company ("TCC") completed the sale of its 25.2% share of the South Texas Project ("STP") nuclear plant to STP co-owners Texas Genco, LP and City of San Antonio (acting by and through The City Public Service Board of San Antonio) for approximately $314 million, as adjusted. STP is a 2,500-megawatt nuclear plant located in Matagorda County, Texas, approximately 90 miles southwest of Houston. TCC's 25.2% share of the plant was approximately 630 megawatts.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AEP TEXAS CENTRAL COMPANY

                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


May 19, 2005